                                                                  Conformed Copy

                                   Exhibit 10

                 Second Amendment to Credit Agreement (364-Day)

     This Second Amendment to Credit Agreement (364-Day) (the "Amendment") dated as of May 1, 2003 by and among Maytag Corporation (the "Borrower"), the Banks listed below, and Bank of Montreal, as Administrative Agent;

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, and the Administrative Agent have heretofore executed and delivered a Credit Agreement (364-Day) dated as of May 3, 2001 (as amended by the First Amendment thereto dated as of May 2, 2002, the "Credit Agreement"); and

     WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement to extend the Termination Date as set forth herein;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Banks and the Administrative Agent hereby agree as follows:

     1. The definition of "Termination Date" contained in Section 5.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

        "Termination Date" means April 29, 2004.

     2. The Borrower has requested that as of the Effective Time (as hereinafter defined) the Commitments of the Banks be reallocated among the Banks. Accordingly, the Commitment of each Bank is hereby amended in its entirety and as so amended shall be as set forth as Schedule 1 to this Amendment.

     3. This Amendment shall become effective as of the opening of business on May 1, 2003 (the "Effective Time") subject to the conditions precedent that on or before such date:

              (a) the Administrative Agent shall have received counterparts hereof executed by the parties hereto;

              (b) the Administrative Agent shall have received certified copies of resolutions of the Board of Directors of the Borrower and of a Special Committee thereof, together authorizing the execution and delivery of this Amendment, indicating the authorized signers of this Amendment and the specimen signatures of such signers; and

               (c) the Administrative Agent shall have received for the account of each Bank and Arranger the non-refundable fees in the amounts as agreed between the Borrower and the Administrative Agent.

     4.1. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended by this Amendment.

     4.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     4.3. Except as specifically provided above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any Note, nor constitute a waiver or modification of any provision of any of the Credit Agreement or any Note.

     4.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           Maytag Corporation

                                           By /s/ Steven J. Klyn
                                              ----------------------------------
                                             Name Steven J. Klyn
                                                  ------------------------------
                                             Title Vice President & Treasurer
                                                   -----------------------------


                                           Bank of Montreal, Chicago Branch, in
                                             its individual capacity as a Bank
                                             and as Administrative Agent

                                           By /s/ Joseph W. Linder
                                              ----------------------------------
                                             Name Joseph W. Linder
                                                  ------------------------------
                                             Title Vice President
                                                   -----------------------------

                                          Bank One, NA (Main Office Chicago)


                                          By /s/ Nathan L. Bloch
                                             --------------------------------
                                             Name Nathan L. Bloch
                                                  ---------------------------
                                             Title Managing Director
                                                   --------------------------

                                               Royal Bank of Canada

                                               By /s/ Gordon C. MacArthur
                                                  ------------------------------
                                                  Name Gordon C. MacArthur
                                                       -------------------------
                                                  Title Senior Manager
                                                        ------------------------

                                                 Citicorp USA, Inc.

                                                 By /s/ John W. Coons
                                                    ----------------------------
                                                    Name John W. Coons
                                                         -----------------------
                                                    Title Director
                                                          ----------------------

                                             U.S. Bank National Association

                                             By /s/ Sandra J. Hartay
                                                -------------------------------
                                                Name Sandra J. Hartay
                                                     ---------------------------
                                                Title Vice President
                                                      --------------------------

                                           KeyBank National Association

                                           By /s/ David J. Wechter
                                              ----------------------------------
                                              Name David J. Wechter
                                                   -----------------------------
                                              Title Vice President
                                                    ----------------------------

                                        Sumitomo Mitsui Banking Corporation

                                        By /s/ Leo E. Pagarigan
                                           -------------------------------------
                                           Name Leo E. Pagarigan
                                                --------------------------------
                                           Title Senior Vice President
                                                 -------------------------------

                                          Deutsche Bank AG New York Branch
                                          and/or Cayman Islands Branch

                                          By /s/ Thomas A. Foley
                                             -----------------------------------
                                             Name Thomas A. Foley
                                                  ------------------------------
                                             Title Director
                                                   -----------------------------


                                          By /s/ William W. McGinty
                                             -----------------------------------
                                             Name William W. McGinty
                                                  ------------------------------
                                             Title Director
                                                   -----------------------------

                                            Lehman Commercial Paper Inc.


                                            By /s/ Suzanne Flynn
                                               ---------------------------------
                                               Name Suzanne Flynn
                                                    ----------------------------
                                               Title Authorized Signatory
                                                     ---------------------------

                                         Societe Generale, Chicago Branch

                                         By /s/ Eric E.O. Siebert Jr.
                                            ------------------------------------
                                            Name Eric E.O. Siebert Jr.
                                                 -------------------------------
                                            Title Managing Director
                                                  ------------------------------

                                                                  Conformed Copy

                                   Schedule 1

               Bank                                                Commitment

Bank of Montreal, Chicago Branch                                   $27,500,000

Bank One, NA                                                       $27,500,000

Royal Bank of Canada                                               $25,000,000

Deutsche Bank AG New York Branch and/or                            $25,000,000
Cayman Islands Branch

Citicorp USA, Inc.                                                 $20,000,000

KeyBank National Association                                       $20,000,000

Sumitomo Mitsui Bank Corporation                                   $20,000,000

U.S. Bank National Association                                     $15,000,000

Lehman Commercial Paper Inc.                                       $12,500,000

Societe Generale, Chicago, Branch                                  $ 7,500,000